UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 9, 2006
Date of Report (Date of earliest event reported)

ARVANA INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-30695	87-0618509
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Suite 2610, 1066 West Hastings Street
Vancouver, British Columbia, Canada	V6E 3X2
(Address of principal executive offices)	(Zip Code)

604-684-4691
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Form 8-K filed on August 15, 2006 as amended by Form 8-K/A filed on August 29, 2006 by Arvana Inc. to provide the pro forma financial information as set out in Item 9.01.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information

Unaudited pro forma consolidated balance sheet of Arvana Inc. as of June 30, 2006 and unaudited pro forma consolidated income statements for the six months ended June 30, 2006 and the year ended December 31, 2005.

ARVANA INC.
(A DEVELOPMENT STAGE COMPANY)
PRO-FORMA CONSOLIDATED INTERIM BALANCE SHEET AT JUNE 30, 2006
(EXPRESSED IN US DOLLARS)
(UNAUDITED)

					ADJUSTMENTS
	ARVANA INC.	BCH BEHEER	HALLOTEL		DR		CR	PRO-FORMA

ASSETS

Current
Cash and cash equivalents	$45,956	$-	$325,673	(a)	$631,400	(b)	$639,700	$363,329
Receivables	123,375	-	1,184,179					1,307,554
Amounts due from related parties	27,850	22,590	18,648					69,088

	197,182	22,590	1,528,500					1,739,971
Long-term
Deferred income tax asset,
net of valuation allowance of $614,748	-	-	-					-
Property and equipment	173,639	-	503,118					676,757
Subscriber accounts	-	-	-	(b)	2,708,401			2,708,401
Goodwill	-	-	-					-

	$370,821	$22,590	$2,031,618					$5,125,129

LIABILITIES AND STOCKHOLDERS' EQUITY

Current
Accounts payable and accrued liabilities	$152,156	$-	$1,813,248		$-	(b)	$485,685	$2,451,089
Promissory note	-	-	-			(b)	319,850	319,850
Amounts due to related parties	122,321	-	-					122,321

	274,476	-	1,813,248					2,893,259

Long-term
Deferred income taxes	-	-	4,126					4,126

	274,476	-	1,817,374					2,897,385

Commitments

Stockholders' equity
Common stock
100,000,000 common shares authorized at $0.001 par value;
13,891,500 common shares issued and outstanding	13,892	23,029	31,646	(b)	54,675	(b)	3,750	17,642
Additional paid-in capital	18,701,362	-	715		715	(b)	1,496,250	20,197,612
Shares to be issued	-	-	-			(a)	631,400	631,400
Deficit	(95,331)	(439)	177,768	(b)	177,329			(95,331)
Deficit accumulated during the development stage	(18,523,579)	-	-					(18,523,579)
Foreign currency translation adjustment	-	-	4,115	(b)	4,115			-

	96,345	22,590	214,244					2,227,744

	$370,821	$22,590	$2,031,618					$5,125,129

Adjusting Entries

(a)	Arvana Inc. receives $631,400 (500,000 Euro) for share subscriptions.

(b)	Arvana Inc. purchases BCH Beheer and it's wholly-owned subsidiary Hallotel.

Arvana's consideration consists of a combination of common shares, cash and notes payable.

ARVANA INC.
(A DEVELOPMENT STAGE COMPANY)
PRO-FORMA CONSOLIDATED INTERIM INCOME STATEMENT FOR THE SIX MONTHS ENDED JUNE 30, 2006
(EXPRESSED IN US DOLLARS)
(UNAUDITED)

				ADJUSTMENTS
	ARVANA INC.	BCH BEHEER	HALLOTEL	DR	CR	PRO-FORMA

Sales	$-	$-	$3,316,207			$3,316,207
Cost of sales	-	-	(2,585,380)			(2,585,380)

Gross income	-	-	730,827			730,827

Operating expenses
Selling and promotion	-	-	(323,085)			(323,085)
General and administrative	(529,319)	-	(365,102)			(894,421)
Research and development	(77,502)	-	-			(77,502)
Depreciation	(150)	-	(62,983)			(63,133)

Operating income	(606,971)	-	(20,343)			(627,314)

Other items
Stock-based compensation	(1,424,000)	-	-			(1,424,000)
Other income	-	-	169,962			169,962
Other expenses	-	-	(122,639)			(122,639)

Net income (loss) before income taxes	(2,030,971)	-	26,980			(2,003,991)

Income taxes	-	-	(6,026)			(6,026)

Net income (loss) of the period	$(2,030,971)	$-	$20,954			$(2,010,017)

Loss per share - basic and diluted						$(0.11)

Weighted average number of common shares outstanding						17,641,500

ARVANA INC.
(A DEVELOPMENT STAGE COMPANY)
PRO-FORMA CONSOLIDATED INCOME STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2005
(EXPRESSED IN US DOLLARS)
(UNAUDITED)

				ADJUSTMENTS
	ARVANA INC.	BCH BEHEER	HALLOTEL	DR	CR	PRO-FORMA

Sales	$-	$-	$3,990,807			$3,990,807
Cost of sales	-	-	(2,952,498)			(2,952,498)

Gross income	-	-	1,038,309			1,038,309

Operating expenses
Selling and promotion	-	-	(362,345)			(362,345)
General and administrative	(960,575)	(108)	(610,438)			(1,571,121)
Research and development	(52,834)	-	-			(52,834)
Depreciation	(200)	-	(117,822)			(118,022)

Operating income	(1,013,609)	(108)	(52,296)			(1,066,013)

Other items
Stock-based compensation	(8,232,540)	-	-			(8,232,540)
Loss on acquisition of Arvana Networks	(7,013,310)	-	-			(7,013,310)
Loss on acquisition of Arvana Com	(233,149)	-	-			(233,149)
Other income	-	-	2,417			2,417
Other expenses	-	-	(88,522)			(88,522)

Net income (loss) before income taxes	(16,492,608)	(108)	(138,401)			(16,631,117)

Income taxes	-	-	107,632			107,632

Net income (loss) of the period	$(16,492,608)	$(108)	$(30,769)			$(16,523,485)

Loss per share - basic and diluted						$(1.16)

Weighted average number of common shares outstanding						14,192,000

Arvana Inc.
Notes to Pro-Forma Consolidated Financial Information
(A Development Stage Company)
As at June 30, 2006 (Unaudited)

Unaudited Pro-Forma Consolidated Financial Information
The Unaudited Pro-Forma Consolidated Financial Information reflects financial information which gives pro-forma effect to the acquisition of BCH Beheer B.V. (“BCH”) and its wholly-owned subsidiary Hallotel Deutschland GmbH (“Hallotel”) and the issuance of 3,750,000 shares of common stock of Arvana Inc (‘Arvana’) (formerly Turinco, Inc.). Subsequent to the acquisition, Arvana had 100% ownership of BCH and Hallotel.

The Pro-Forma Consolidated Interim Balance Sheet was prepared as if the above acquisition occurred on June 30, 2006 combining the June 30, 2006 financial position of BCH and Hallotel with the June 30, 2006 financial position of Arvana. The balance sheet of Arvana is based on the previously reported financial information submitted in Arvana’s Edgar filing of the 10-QSB for June 30, 2006. The Pro-Forma Consolidated Statement of Operations for the six months ended June 30, 2006 was prepared as if the above acquisition occurred on January 1, 2006. The Pro-Forma Consolidated Statement of Operations for the year ended December 31, 2005 was prepared as if the above acquisition occurred on January 1, 2005.

The Pro-Forma Consolidated Financial Information is prepared by management and is unaudited. It is managements’ opinion that this unaudited Pro-Forma Interim Consolidated Financial Information includes all adjustments necessary for the fair presentation of the contemplated transactions in accordance with generally accepted accounting principles applied on a basis consistent with the Company’s accounting policies and the acquisition transaction as described in the notes to this Pro-Forma Consolidated Financial Information. The Pro-Forma Consolidated Financial Information is not necessarily indicative of the consolidated results which actually would have occurred if the above transaction had been consummated at the beginning of the periods presented; nor does it purport to present the results of operations for future periods.

1. Nature of Business
Arvana Inc., (the ‘Company’) (formerly Turinco, Inc.) is a development stage company and was incorporated under the laws of the State of Nevada on June 16, 1977, with authorized common stock of 2,500 shares with a par value of $0.25. On October 16, 1998, the authorized capital stock was increased to 100,000,000 shares with a par value of $0.001. On July 24, 2006, the shareholders approved a change of the Company’s name from Turinco, Inc. to Arvana Inc.

The Company was inactive from 1982 until 2005, during which time the Company was in the process of seeking profitable business opportunities. In 2005, the Company was introduced to the emerging technology of Voice over Internet Protocal (VoIP) telephone services. Since then, the Company has been engaged in the exploration and development of the business plan for the provision of VOIP telephone services, and is actively engaged in implementing the digital technology of the VOIP solutions in market areas that present business opportunities.

The Company plans on developing the first phase of this business through its wholly-owned subsidiary Arvana Networks Inc. (‘Arvana Networks’), a company incorporated in Barbados, which wholly owns Arvana Participações (‘Arvana Par’) a company incorporated in Brazil. The Company’s business activities to date have been directed towards the acquisition of Arvana Comunicações, market analysis, developing business plans, searching out appropriate local partners and developing technical plans in order to launch VOIP telephone services in Rio de Janeiro, Sao Paulo and other major cities in Brazil.

Hallotel is a communications service provider offering carrier pre-select and wholesale carrier services and focused on the provision of long distance telephone calls between Germany, Austria, Switzerland and Turkey. Hallotel was formed on August 16, 2000 and registered on October 17, 2000 in Langen, Germany, which is its main place of business. On June 6, 2006, BCH purchased 100% of the outstanding shares of Hallotel.

BCH is holding company with no significant assets or liabilities other than its investment for 100% ownership of Hallotel.

Arvana Inc.
Notes to Pro-Forma Consolidated Financial Information
(A Development Stage Company)
As at June 30, 2006 (Unaudited)

2. Basis of Presentation
The unaudited Pro-Forma Consolidated Interim Balance Sheet and as at June 30, 2006 and Statement of Operations of Arvana Inc. for the six-month period ended June 30, 2006 and for the year ended December 31, 2005, have been prepared by management and gives effect to the acquisition of all of the outstanding shares of BCH and Hallotel. This unaudited Pro-Forma Consolidated Financial Information reflects the assumptions and adjustments described herein (Note 4). All amounts are stated in US dollars. The unaudited Pro-Forma Consolidated Interim Balance Sheet at June 30, 2006 has been prepared as if the transactions described in Note 4 had occurred on June 30, 2006. The unaudited Pro-Forma Consolidated Statement of Operations for the six months ended June 30, 2006 and for the year ended December 31, 2005 have been prepared as if the transactions described in Note 4 had occurred on January 1, 2006 and 2005 respectively.

Management has prepared this unaudited Pro-Forma Consolidated Interim Balance Sheet and Statement of Operations and states that it is a fair representation of the transactions described in the notes to this pro-forma consolidated financial information. It is management’s opinion that this unaudited Pro-Forma Consolidated Interim Balance Sheet and Statement of Operations includes all adjustments necessary for the fair presentation of the contemplated transactions in accordance with generally accepted accounting principles applied on a basis consistent with the Company’s accounting policies. The unaudited Pro-Forma Financial Information is not necessarily indicative of the financial position of the Company had the transactions reflected herein been completed on the dates indicated, nor does it purport to project results for any future period.

The unaudited Pro-Forma Consolidated Interim Balance Sheet and Statement of Operations should be read in conjunction with the audited annual financial statements for the Company for the year ended December 31, 2005.

3. Significant Accounting Policies
The unaudited Pro-Forma Consolidated Balance Sheet and Statement of Operations have been compiled using accounting principles generally accepted in the United States following the significant accounting policies of the Company as set out in its audited financial statements for the year ended December 31, 2005.

4. Pro-Forma Assumptions
On August 23, 2006, Arvana Inc. (formerly, Turinco, Inc.) (the “Company”) completed the acquisition (the “Acquisition”) of Hallotel Deutschland GmbH (“Hallotel”) pursuant to the terms of the share purchase agreement (the “Share Purchase Agreement”) among the Company, Brulex–Consultadoria Economica E Marketing Ltda. (the “Vendor”) and Hallotel dated August 9, 2006. The Company acquired control over Hallotel by acquiring all of the outstanding shares of BCH Beheer B.V., a wholly-owned subsidiary of the Vendor that owns all of the outstanding shares of Hallotel. The purchase price for the Acquisition was paid by way of:

  the issue of 3,541,700 shares of common stock of the Company, valued at $0.40 per share;
  the payment of €500,000 ($639,700) in cash, which the Company received from an advance on a private placement of its securities to be completed; and
  the issuance of a promissory note in the principal amount of €250,000 ($319,850).

In addition, there is an estimated adjustment to the purchase price in the amount of €358,562 ($458,744) for equipment and commissions paid for new subscribers acquired after October 2005. Prior to the acquistion date, Arvana had paid $26,941 for acquistion related expenses and this amount was included in the purchase price. A transaction fee was paid by issuing 208,300 additional shares of common stock of the Company, valued at $0.40 per share.

The 3,541,700 shares for the acquisition and the 208,300 shares for the transaction fee were issued without registration under the United States Securities Act of 1933 (the “1933 Act”) in reliance of exemption from the registration requirements provided by Section 4 (2) of the 1933 Act and in reliance of the safe harbour from the registration requirements provided by Rule 903 of Regulation S of the 1933 Act. All shares issued are “restricted securities” within the meaning of Rule 144 of the 1933 Act and may not be publicly re-sold for a period of one year. After the expire of the one year from the date of issuance, both affiliates and non-affiliates may sell shares in reliance of Rule 144 of the 1933 Act, provided that the conditions of resale in Rule 144 are met.

The calculation for the value of the common share price was based on the trading value of Arvana commons shares on August 23, 2006 which was $0.40 per share. Consequently, for accounting purposes, the purchase price of BCH is calculated as $2,945,235.

Arvana Inc.
Notes to Pro-Forma Consolidated Financial Information
(A Development Stage Company)
As at June 30, 2006 (Unaudited)

The acquisition will be accounted for using the purchase method with the Company being identified as the acquirer and BCH identified as the acquiree. The companies are not under common control. The carrying value of the net assets and liabilities of BCH equaled their fair values as at August 23, 2006 except for an allocation of $2,708,401 for the value of approximately 16,500 subscribers held by Hallotel on the acquistion date. No other pro-forma adjustments to their carrying values were required under the purchase method.

5. Pro-Forma Adjustments
Adjustments for the pro-forma consolidated balance sheet as at June 30, 2006 include the following:

  Receipt of $631,400 by the Company in July 2006 for share subscriptions. This funding was required in order to facilitate the August 23, 2006 acquistion.
  The issuance of 3,541,700 of the Company’s common shares, valued at $0.40 per share, for all outstanding shares of BCH, the closing market price of the Company’s common shares for the period immediately preceding the transaction. An additional 208,300 of the Company’s common shares, valued at $0.40 per share, were issued as a transaction fee.
  The payment of €500,000 ($639,700) in cash.
  The issuance of a promissory note in the principal amount of €250,000 ($319,850).
  A payable to the vendor in the amount of €358,562 ($458,744) for equipment and commissions paid for new subscribers acquired after October 2005.
  Acquisiton related expenses in the amount of $26,941.
  The equity of BCH and Hallotel are eliminated against the price of the Company’s investment and the purchase price allocation between the net assets and liabilities, based on market values.

6. Pro-Forma Loss Per Share
Pro-forma loss per share has been calculated using the historical weighted average number of shares of the Company previously reported as outstanding since the beginning of the period and amended as if the pro-forma common shares of the Company issued pursuant to the acquisition has been outstanding since the beginning of the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVANA INC.

DATE: November 6, 2006	By:	/s/ Michael Jervis

Michael Jervis
President